Exhibit 99.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of International Travel CD's Inc. (the "Company") on Form 10-KSB for the period ended June 30, 2002 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald T. Harrington, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

A. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

B. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:     November  14,  2002     By:   /s/ Gerald  T.  Harrington
                                        ------------------------------
                                            Gerald  T.  Harrington.,
                                            Chief  Executive  Officer and
                                            Chief  Financial  Officer